UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of principal executive offices) (zip code)

(626) 282-0288

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder by providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

Apollo Medical Holdings, Inc. (the “Company,” “we,” “our,” or “us”) will be relying on the SEC Order to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to the COVID-19 outbreak. The impact of COVID-19 on the Company and its employees, including the Company’s adoption of precautionary measures, such as the work from home policy it implemented to protect our employees, made in conjunction with state and local orders, has caused limited employee access to our facilities and disrupted normal interactions amongst our accounting personnel. Further, as discussed in our Form 8-K filed on April 28, 2020, following a competitive selection process, the Company’s Audit Committee dismissed BDO USA, LLP as its independent registered public accounting firm on April 24, 2020 and engaged Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2020 on April 27, 2020.

The impact of these precautionary measures, including the Company’s work from home policy on its accounting personnel, as well as the sharing of necessary documentation and communications with our new independent registered public accounting firm which is and will continue to be done remotely, have slowed the Company’s routine quarterly close process and ability to prepare its unaudited consolidated financial statements as of and for the three months ended March 31, 2020 and caused a delay in our ability to complete and file its Form 10-Q. Although we can provide no assurance, the Company expects to file its Form 10-Q on or about June 19, 2020 (which is within the permitted timeframe of the SEC Order).

The Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K.

Our operations and financial results could be adversely effected by a national or localized outbreak of a highly contagious disease or other public health crisis, and a pandemic outside of the United States could also adversely impact our business.

An epidemic outbreak or other public health crisis nationally or the markets where we operate could adversely affect our operations and financial results.  For example, the recent outbreak of the 2019 Novel Coronavirus (COVID-19), which has been declared a global pandemic, has caused governments and the private sector to take a number of drastic precautionary measures to contain the spread of the coronavirus, including the suspension of classes at various colleges and universities, the cancellation of public events and other nonessential mass gatherings and the implementation of work from home, stay at home and other quarantine mandates.  In order to protect our employees, we have implemented a number of precautionary measures, including a work from home policy, under which the vast majority of our employees currently operate. Such measures may have a substantial impact on employee attendance or productivity, or adversely affect our ability to recruit, attract or retain skilled personnel, which in turn may adversely affect our operations, including our ability to effectively provide management services to our affiliated independent practice associations ("IPAs") and contracted physician groups in compliance with regulatory requirements.  An extended outbreak may also result in disruptions to critical infrastructures and our supply chains and the supply chains of our affiliated IPAs and contracted physician groups, including the supply of pharmaceuticals and medical supplies.  The duration and extent of the impact from the coronavirus outbreak depends on future developments that cannot be accurately predicted at this time, such as the severity and transmission rate of the virus, the extent and effectiveness of containment actions. If we are not able to respond to and manage the impact of such events effectively, our business could be harmed.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the impact of the COVID-19 pandemic on the Company’s business and employees, including the impact of work from home policies and other precautionary measures on the Company’s employees and about the Company’s ability to conduct our routine quarterly close process, prepare our unaudited consolidated financial statements for and as of the three months ended March 31, 2020 and complete and file our Form 10-Q on a timely basis. These forward-looking statements are based on information available to us as of the date they were made.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Annual Report on Form 10-K filed with the SEC on March 16, 2020 as well as any subsequent SEC filings made by us, which are available on the SEC’s website (www.sec.gov), for further discussion of the risks and other factors that may impact any forward-looking statements herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: May 6, 2020	By:	/s/ Thomas S. Lam, M.D.
	Name: Title:	Thomas S. Lam, M.D. Co-Chief Executive Officer